Putnam Pennsylvania Tax Exempt Income Fund
The fund's portfolio
2/28/21 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
COP — Certificates of Participation
FRN — Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.03% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (96.2%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	$1,250,000	$1,581,375

			1,581,375
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	735,000	800,672

			800,672
Illinois (1.1%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa3	1,400,000	1,631,546

			1,631,546
Indiana (1.8%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	2,250,000	2,744,708

			2,744,708
Pennsylvania (91.8%)
Allegheny Cnty., G.O. Bonds, Ser. C-77, 4.00%, 11/1/34	Aa3	900,000	1,065,123
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 10/15/31	A2	1,000,000	1,026,000
Allegheny Cnty., Sanitation Auth. Rev. Bonds, AGM, 5.00%, 12/1/25	AA	250,000	301,143
Bentworth School Dist. G.O. Bonds, Ser. B, BAM, 3.00%, 11/15/28	AA	1,430,000	1,575,760
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds, (St. Luke's U. Health Network), 4.00%, 8/15/39	A3	1,500,000	1,675,245
Cap. Region Wtr. Rev. Bonds, (Swr. Syst.), 5.00%, 7/15/42	A+	2,000,000	2,383,100
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount Nittany Med. Ctr.), Ser. A
5.00%, 11/15/46	A+	500,000	571,460
5.00%, 11/15/41	A+	800,000	917,760
Chester Cnty., G.O. Bonds, 5.00%, 7/15/36	Aaa	750,000	909,915
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	225,000	250,875
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB-	400,000	430,796
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	1,000,000	1,005,650
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master Settlement Payment Bonds)
5.00%, 6/1/34	A1	1,000,000	1,219,830
5.00%, 6/1/33	A1	1,000,000	1,224,510
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	538,305
(Dickinson College), 5.00%, 11/1/32	A+	1,000,000	1,064,810
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	700,000	796,908
(Penn State Hlth.), 4.00%, 11/1/44	A1	1,500,000	1,705,140
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	1,500,000	1,630,035
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds, (Dauphin Cons. Wtr. Supply), Ser. A, 6.90%, 6/1/24	A	1,000,000	1,193,430
Doylestown, Hosp. Auth. Rev. Bonds, (Doylestown Hosp.), Ser. A
5.00%, 7/1/41	Baa2	600,000	656,262
5.00%, 7/1/25	BBB-	500,000	536,365
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.)
5.00%, 7/1/34	Ba1	200,000	204,788
5.00%, 7/1/30	Ba1	410,000	417,368
Erie, City School Dist. G.O. Bonds, Ser. A, AGM
5.00%, 4/1/34	AA	825,000	1,031,844
4.00%, 4/1/33	AA	1,150,000	1,316,658
Erie, Higher Ed. Bldg. Auth. Rev. Bonds, (Gannon U.)
Ser. A, 5.375%, 5/1/30	BBB+	1,000,000	1,002,470
5.00%, 5/1/34	BBB+	750,000	845,468
Erie, Wtr. Auth. Rev. Bonds
5.00%, 12/1/43	A2	1,000,000	1,193,460
Ser. A, AGM, 5.00%, 12/1/43	AA	1,000,000	1,215,400
Ser. D, BAM, 4.00%, 12/1/44	AA	1,000,000	1,138,490
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.), Ser. A-2, 5.00%, 2/15/39	AA-	2,155,000	2,567,941
Geisinger, Auth. Hlth. Syst. Rev. Bonds, (Geisinger Hlth. Syst.), 5.00%, 4/1/50	AA-	2,000,000	2,458,040
Indiana Cnty., Indl. Dev. Auth. Rev. Bonds, (Student Co-op Assn., Inc.), 5.00%, 5/1/33	A-	1,000,000	1,051,630
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	1,500,000	1,632,630
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds
(Landis Homes Retirement Cmnty.), Ser. A, 5.00%, 7/1/45	BBB-/F	1,000,000	1,071,370
(St. Anne's Retirement Cmnty.), 5.00%, 3/1/45	BB+/F	500,000	537,090
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), 5.125%, 7/1/37	BB+/F	300,000	324,444
(Masonic Villages of the Grand Lodge of PA), 5.00%, 11/1/35	A	1,000,000	1,099,260
Lancaster Cnty., Hosp. Auth. VRDN, (Masonic Homes), Ser. D, 0.02%, 7/1/34	A-1	1,400,000	1,400,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A
5.00%, 6/15/49	BB+/F	1,000,000	1,065,520
5.00%, 6/15/44	BB+/F	1,235,000	1,318,610
Lancaster, G.O. Bonds, AGM, 4.00%, 11/1/46	AA	1,000,000	1,089,720
Lancaster, Indl. Dev. Auth. Rev. Bonds
(Garden Spot Village Oblig. Group), 5.375%, 5/1/28 (Prerefunded 5/1/23)	AAA/P	500,000	554,920
(Willow Valley Communities), 4.00%, 12/1/49	A/F	1,550,000	1,680,169
Langhorne Manor Boro., Higher Edl. & Hlth. Auth. Rev. Bonds, (Woods Svcs.), 5.00%, 11/15/22	A-	1,015,000	1,086,761
Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds, (Lehigh Valley Hlth. Network), Ser. A, 5.00%, 7/1/30	A+	350,000	416,997
Lehigh Cnty., Indl. Dev. Auth.
Mandatory Put Bonds(9/1/22), (Elec. Util. Corp.), Ser. A, 1.80%, 9/1/29	A1	1,000,000	1,021,330
Mandatory Put Bonds (8/15/22), (Elec. Util. Corp.), Ser. B, 1.80%, 2/15/27	A1	1,000,000	1,020,700
Lycoming Cnty., Auth. Rev. Bonds, 5.00%, 5/1/26	A	1,000,000	1,053,080
Manheim Twp. School Dist. FRN Mandatory Put Bonds (11/1/21), (Libor Index), Ser. A, 0.554%, 5/1/25	Aa2	1,000,000	1,000,300
Monroe Cnty., Hosp. Auth. Rev. Bonds, (Pocono Med. Ctr.), 5.00%, 7/1/41	A+	1,000,000	1,158,720
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds, (Germantown Academy), 4.00%, 10/1/22	BBB+	965,000	1,005,627
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 5.00%, 12/1/46	BBB	1,000,000	1,089,800
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/36	A-/F	1,500,000	1,749,270
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/28 (Prerefunded 5/15/22)	A-/F	1,250,000	1,323,138
(ACTS Retirement-Life Communities, Inc.), 4.00%, 11/15/43	A-/F	550,000	624,503
Nazareth Area School Dist. G.O. Bonds, Ser. E, 5.00%, 11/15/39	AA	500,000	588,980
Northampton Cnty., Gen. Purpose Auth. Rev. Bonds, (Moravian College), 5.00%, 7/1/31	BBB+	500,000	518,980
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater), 4.00%, 1/1/29	Baa2	650,000	752,856
PA State COP, Ser. A, 5.00%, 7/1/37	A2	1,600,000	1,932,896
PA State Econ. Dev. Fin. Auth. Rev. Bonds
5.00%, 12/31/38	BBB	1,000,000	1,159,860
(PA Bridges Finco LP), 5.00%, 12/31/34	BBB	250,000	292,313
(UPMC Oblig. Group), Ser. A, 5.00%, 2/1/34	A2	1,000,000	1,124,840
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	500,000	533,865
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. FRN, (Waste Mgmt., Inc.), Ser. A, 2.625%, 11/1/21	A-	750,000	761,205
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds, (Procter & Gamble Paper), 5.375%, 3/1/31	AA-	1,155,000	1,515,337
PA State Fin., Auth. Rev. Bonds, (Penn Hills), Ser. B, AMBAC, zero %, 12/1/27	AA-/P	1,000,000	885,480
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), Ser. A, 5.125%, 5/1/36 (Prerefunded 5/1/21)	A3	60,000	60,487
(Delaware Valley College of Science & Agriculture), Ser. LL1, 5.00%, 11/1/42	Ba1	500,000	508,750
(Shippensburg U. Student Svcs.), 5.00%, 10/1/35 (Prerefunded 10/1/22)	AAA/P	250,000	268,968
(Temple U.), Ser. 1, 5.00%, 4/1/32 (Prerefunded 4/1/22)	Aa3	500,000	526,285
(Thomas Jefferson U.), 5.00%, 3/1/32	A2	500,000	526,655
(Temple U.), Ser. 1, 5.00%, 4/1/31 (Prerefunded 4/1/22)	Aa3	1,000,000	1,052,570
(Drexel U.), 4.00%, 5/1/34	A3	2,000,000	2,240,000
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds, (East Stroudsburg), Ser. A, 5.00%, 7/1/35	Baa3	730,000	781,326
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 3.95%, 10/1/33	AA+	815,000	853,696
PA State Pub. School Bldg. Auth. Rev. Bonds, (Northhampton Cnty. Area Cmnty. College), BAM
4.00%, 3/1/31	AA	490,000	573,197
4.00%, 3/1/30	AA	640,000	749,523
PA State Tpk. Comm. Rev. Bonds
Ser. C, 5.00%, 12/1/44	A1	500,000	566,125
Ser. B-1, 5.00%, 6/1/42	A3	675,000	790,796
Ser. A-1, 5.00%, 12/1/40	A1	2,500,000	2,879,650
Ser. 2nd, 5.00%, 12/1/37	A3	1,295,000	1,571,547
5.00%, 6/1/36	A3	2,000,000	2,364,660
5.00%, 12/1/23	A1	1,300,000	1,466,374
stepped-coupon zero % (4.75%, 12/1/21) , 12/1/37(STP)	A2	1,000,000	1,097,750
stepped-coupon zero % (4.50%, 12/1/21), 12/1/34(STP)	A2	2,250,000	2,461,905
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
Ser. B, 5.00%, 12/1/26	A2	500,000	608,735
Ser. C, zero %, 12/1/38	Aa3	3,000,000	1,808,310
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds, (String Theory Charter School), 5.00%, 6/15/40	BB+	1,000,000	1,152,590
Philadelphia, G.O. Bonds
Ser. B, 5.00%, 2/1/39	A2	1,250,000	1,543,475
Ser. A, 5.00%, 8/1/37	A2	500,000	605,280
Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(MaST Cmnty. Charter School II), 5.00%, 8/1/50	BBB-	1,050,000	1,206,723
(Independence Charter School-West), 5.00%, 6/15/50	BB/P	1,375,000	1,477,644
(MaST Cmnty. Charter School II), 5.00%, 8/1/40	BBB-	615,000	721,352
(Saint Joseph's U.), 4.00%, 11/1/38	A-	1,000,000	1,136,230
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, (Cultural & Coml. Corridors Program), Ser. A, 5.00%, 12/1/31	A2	1,500,000	1,784,385
Philadelphia, Gas Wks. Rev. Bonds
(1998 Gen. Ordinance), Ser. 15th, 5.00%, 8/1/42	A	2,000,000	2,345,760
5.00%, 8/1/33	A	1,645,000	1,918,596
Philadelphia, Hosp. & Higher Edl. Fac. Auth. VRDN, (Children's Hosp. of Philadelphia), Ser. B, 0.01%, 7/1/25	VMIG 1	1,670,000	1,670,000
Philadelphia, Indl. Dev. Auth. Rev. Bonds, (Alliance for Progress Charter School, Inc.), Ser. A, 5.00%, 6/15/49	BB-/P	500,000	532,405
Philadelphia, Redev. Auth. Rev. Bonds, (Transformation Initiative), 5.00%, 4/15/26	A2	1,000,000	1,051,090
Philadelphia, School Dist. G.O. Bonds
Ser. F, 5.00%, 9/1/36	A2	1,000,000	1,195,340
Ser. A, 5.00%, 9/1/34	A2	1,000,000	1,174,270
Ser. A, 5.00%, 9/1/33	A2	1,575,000	1,952,071
Ser. A, 5.00%, 9/1/32	A2	1,000,000	1,245,710
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 5.00%, 7/1/40	A1	1,500,000	1,695,585
Pittsburgh & Allegheny Cnty., Sports & Exhibition Auth. Rev. Bonds, (Pkg. Syst.)
5.00%, 12/15/37	A	1,000,000	1,206,750
5.00%, 12/15/35	A	625,000	760,594
5.00%, 12/15/33	A	1,000,000	1,223,890
Pittsburgh Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM
4.00%, 9/1/38	AA	300,000	354,141
4.00%, 9/1/37	AA	500,000	594,055
4.00%, 9/1/36	AA	500,000	598,645
Pittsburgh, G.O. Bonds
5.00%, 9/1/35	AA-	300,000	367,740
Ser. B, 5.00%, 9/1/25 (Prerefunded 9/1/22)	AA-	1,250,000	1,340,825
4.00%, 9/1/39	AA-	300,000	339,411
4.00%, 9/1/38	AA-	350,000	396,872
4.00%, 9/1/36	AA-	275,000	313,577
4.00%, 9/1/35	AA-	350,000	400,414
4.00%, 9/1/34	AA-	250,000	286,813
4.00%, 9/1/33	AA-	245,000	281,924
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 9/1/34	AA	1,600,000	1,908,896
Reading, School Dist. G.O. Bonds, AGM, 5.00%, 3/1/38	AA	1,250,000	1,493,450
Scranton, School Dist. G.O. Bonds, Ser. E, BAM, 4.00%, 12/1/37	AA	1,925,000	2,182,045
South Central PA, Gen. Auth. Rev. Bonds, (WellSpan Health Oblig. Group), Ser. A, 5.00%, 6/1/44	Aa3	1,000,000	1,226,580
State College, Area School Dist. G.O. Bonds, 5.00%, 3/15/40	Aa1	750,000	864,555
State Pub. School Bldg. Auth. Rev. Bonds, AGM
5.00%, 12/1/33	AA	595,000	715,196
5.00%, 12/1/33 (Prerefunded 12/1/26)	AA	155,000	191,986
West Shore Area Auth. Rev. Bonds, (Lifeways at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB-/F	500,000	543,485
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A, 4.00%, 7/1/37	Baa1	1,400,000	1,581,188
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM, 5.00%, 8/15/27	AA	250,000	297,040
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	2,000,000	2,403,176

			141,551,613

Total municipal bonds and notes (cost $138,181,864)			$148,309,914

SHORT-TERM INVESTMENTS (3.0%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 0.12%(AFF)	4,702,793	$4,702,793

Total short-term investments (cost $4,702,793)		$4,702,793
TOTAL INVESTMENTS

Total investments (cost $142,884,657)		$153,012,707

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$725,000	$27,280	$—	3/17/21	—	0.81% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(27,280)
Morgan Stanley & Co. International PLC
1,800,000	28,350	—	5/4/21	—	0.35% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(28,350)
2,700,000	33,804	—	4/20/21	—	0.40% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(33,804)
675,000	54,686	—	4/20/21	—	1.50% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	54,686
450,000	33,414	—	5/4/21	—	1.55% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	33,414

Upfront premium received		—	Unrealized appreciation			88,100

Upfront premium (paid)		—	Unrealized (depreciation)			(89,434)

Total		$—			Total	$(1,334)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $154,216,669.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/21
	Short-term investments
	Putnam Short Term Investment Fund*	$3,761,784	$22,638,514	$21,697,505	$8,391	$4,702,793

	Total Short-term investments	$3,761,784	$22,638,514	$21,697,505	$8,391	$4,702,793
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund maintained liquid assets totaling $27,280 to cover certain derivative contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.03%, 0.12% and 0.19%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	22.9%
	Local debt	20.4
	Education	13.4
	Utilities	12.4
	Transportation	11.9
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $27,280 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$148,309,914	$—
Short-term investments	—	4,702,793	—

Totals by level	$—	$153,012,707	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(1,334)	$—

Totals by level	$—	$(1,334)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$4,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com